EXHIBIT 10.66
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                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT dated as of the ______ day of May, 2007, is by and between PERFORMANCE HEALTH TECHNOLOGIES, INC., a Delaware corporation having an address at 427 Riverview Plaza, Trenton, New Jersey 08611 (the "Borrower") and ________________________, with an address at 155 Village Boulevard, Princeton, New Jersey 08540 (the "Lender").

                                   BACKGROUND

                                    ARTICLE I
                                   DEFINITIONS

     1.01. For all purposes of this Agreement, except as otherwise expressly provided herein, the following terms (including both the singulars and plurals thereof) shall have the meanings respectively assigned to them directly or by reference below in this Section 1.01:

     "Collateral" shall mean:

     All present and future accounts, contract rights, chattel paper, documents, instruments and general intangibles, as defined in the Uniform Commercial Code (including, without limitation, all patents, trademarks and tax refunds); merchandise returns and other goods represented thereby; all proceeds of the foregoing; and the books and records pertaining thereto with the equipment containing said books and records, wherever located.

     All present and hereafter acquired inventory, as defined in the Uniform Commercial Code, wherever located; including but not limited to raw materials, work in process and finished goods; all proceeds and products of the foregoing; and documents relating thereto.

     All present and hereafter acquired equipment, as defined in the Uniform Commercial Code, all furniture and fixtures, and all accessories, improvements, substitutions, parts, replacements, attachments and additions thereto wherever located; and proceeds of the foregoing.

     All present and hereafter acquired warehouse receipts, bills of lading, shipping documents, documents of title, chattel paper and instruments, whether negotiable or not, the goods and inventory relating thereto or represented thereby in all stages of manufacture, process or production, which arise under or relate to letters of credit or similar credit mechanisms opened for the Debtor's account or benefit and all cash and non-cash proceeds thereof, wherever located.

     "Event of Default" means any event or condition described in Article II of this Agreement.

     "Existing Indebtedness" shall mean the existing indebtedness of the Borrower to Lender.

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     "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment for security, security deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing).

     "Loan Documents" shall mean the Note, this Agreement, and UCC-1 Financing Statements.

     "Note" shall mean the Promissory Note executed by the Borrower in favor of Lender in the principal amount of $300,000.

     "UCC" shall mean the Uniform Commercial Code as enacted in New Jersey, as the same may be amended from time to time.

                                   ARTICLE II
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                               SECURITY AGREEMENT

     2.01. Collateral. To secure the punctual payment of the Note and the performance of the Borrower's obligations under the this Agreement, the Borrower hereby pledges, transfers, assigns, sets over and grants to the Lender a security interest in, the Collateral.

     2.02. Financing Statements. To perfect the Lender's security interest in and to the Collateral, the Borrower authorized the Lender to file such financing statements as the Lender may specify, and will pay the cost of filing the same, in such public offices as the Lender shall designate, and do all other further acts and things reasonably requested by the Lender to perfect the security interest granted to the Lender in this Article II.

     2.03. Place of Business; Location of Collateral.

          (a) The Borrower will notify the Lender prior to (i) any change in the location of its place of business, (ii) any change in the place where Borrower keeps the Collateral, its books and records, (iii) the establishment of any new or the discontinuance of any existing place of business, and (iv) the establishment of any new or the discontinuance of any location where the Collateral are kept.

          (b) The Borrower will not permit the Collateral to be removed from its current location without the Lender's prior written consent.

     2.04. Collateral. The Borrower represents, warrants and agrees that:

          (a) The Borrower is the absolute owner of its Collateral, subject only to the security interests created prior to the date hereof (the "Existing Security Interests") and hereby;

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          (b) After the occurrence and during the continuance of an Event of
Default, the Lender shall have the right to take possession of the Collateral subject to the Existing Security Interests;

          (c) If any Collateral is or becomes represented by a Document, such Document shall be in such form as to permit the Lender or anyone to whom the Lender may negotiate the same to obtain delivery to it of the Collateral represented thereby. This Section shall not be deemed to be a consent by the Lender to such conversion;

          (d) The Borrower will not dispose of any of the Collateral or permit any of the Collateral to become a fixture or an accession to other goods without the prior written consent of the Lender (which will not be unreasonably withheld) in each instance;

          (e) The Borrower shall keep and maintain the Collateral in good condition; and

          (f) The Borrower shall immediately notify the Lender of any material lien or material damage to the Collateral.

     2.05. Condition of Collateral. The Borrower will immediately notify the Lender of any event of deterioration, loss or depreciation of value of any substantial portion of the Collateral and the amount of such deterioration, loss or depreciation.

     2.06. Access to Collateral. The Borrower shall permit the Lender's representatives to have access to the Collateral from time to time during normal business hours, as reasonably requested by the Lender, for purposes of examination, inspection, and appraisal thereof and verification of the Borrower's records pertaining thereto. Except after the occurrence and during the continuance of an Event of Default, the Lender shall give the Borrower at least two (2) Business Days prior telephone notice before exercising the rights granted in the preceding sentence. Upon the occurrence of an Event of Default, upon demand by the Lender, the Borrower shall assemble the Collateral and make it available to the Lender at Borrower's place of business. At the request of the Lender, after the occurrence of an Event of Default, the Borrower shall provide warehousing space in its own premises to the Lender for the purpose of taking the Collateral into the custody of the Lender without removal thereof from such premises and will erect such structures and post such signs as the Lender may require in order to place such Collateral under the exclusive control of the Lender.

     2.07. Notices. If notice of sale, disposition or other intended action by the Lender with respect to the Collateral is required by the UCC or other applicable law, any notice thereof sent to the Borrower at its addresses listed on the signature page hereof or such other address of the Borrower as may previously been designated by the Borrower as the address of the Borrower to which notice should be given under this Agreement, at least ten (10) days prior to such action, shall constitute reasonable notice to the Borrower.

     2.08. Expenses of the Lender. The Borrower will reimburse the Lender on demand for all reasonable expenses (including the reasonable fees and expenses of legal counsel for the Lender) in connection with the enforcement of the Lender's rights to take possession of the Collateral and the

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proceeds thereof and to hold, collect, render in compliance with applicable environmental laws and regulations, prepare for sale, sell and dispose of the Collateral.

     2.09. Security Agreement. It is the intention of the parties hereto that this Agreement constitute a security agreement under the UCC in the State of New Jersey for the purpose of creating the security interests granted herein.

     2.10. Further Assurances. From time to time the Borrower will execute and deliver to the Lender such additional instruments as the Lender may reasonably request to effectuate the purposes of this Agreement and to assure to the Lender, as secured party, a first priority, perfected security interest in the Collateral.

     2.11. Continuing Collateral. The Lender shall be under no obligation to proceed first against any part of the Collateral before proceeding against any other part of the Collateral. It is expressly agreed that all of the Collateral stands as equal security for all Obligations under the Loan, and the Lender shall have the right to proceed against or sell any and/or all of the Collateral in any order, or simultaneously, as it, in its sole discretion, shall determine.

                                   ARTICLE III
                                   -----------
                         REPRESENTATIONS AND WARRANTIES

     To induce the Lender to enter into this Agreement and to make the Loan, the Borrower represents and warrants to the Lender that:

     3.01. Organization, Powers, etc. The Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) has the requisite power and authority to own its assets and to carry on its business as now being conducted (and as now contemplated) and (c) has the requisite power and authority to engage in and consummate the transactions contemplated by this Agreement, and to execute and deliver the Loan Documents.

     3.02 Execution of Loan Documents. The execution, delivery and performance by the Borrower of the Loan Documents and the consummation of the transactions contemplated hereunder, (a) have been duly authorized by all necessary corporate action, (b) will not violate any provisions of law, rule or regulation, any order of any court or other agency of government, (c) will not violate any provision of any material contract, indenture, agreement or other instrument to which the Borrower is a party or to which the Borrower is bound, or results in the creation of any Lien except for Liens created hereunder, or (d) will not violate any provision of the charter documents of the Borrower.

     3.03. Validity of Agreement and Loan Documents. This Agreement constitutes, and the Loan Documents when duly executed and delivered will constitute, valid and legally binding obligations of the Borrower, enforceable in accordance with the respective terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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                                   ARTICLE IV
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                              COVENANTS OF BORROWER

     To induce the Lender to enter into this Agreement, the Borrower covenants and agrees that:

     4.01. Preservation of Existence, Business and Property. The Borrower will at all times preserve and maintain its existence, rights and privileges, conduct the same line of business as presently conducted or as contemplated hereby and will preserve and protect its assets in good repair, working order and condition (ordinary wear and tear excepted), and will make, or will cause to be made, all needed and proper repairs, renewals, replacements, betterment and improvements thereto.

     4.02. Payment of Taxes. The Borrower will promptly pay and discharge or cause to be promptly paid and discharged, all taxes, assessments and governmental charges or levies imposed upon them or in respect of any of its assets and any and all payroll taxes, social security payments or similar payroll deductions before the same shall become in default except for (i) taxes, assessments and governmental charges or levies which are being contested in good faith for which an adequate reserve or accrual has been established or (ii) taxes, assessments and governmental charges or levies which are payable without penalty or interest for which an adequate reserve or accrual has been established or extensions duly filed, as well as all lawful claims which, if unpaid, might become a lien or charge upon such property and assets or any part thereof except for claims which are being contested in good faith for which an adequate reserve or accrual has been established.

     4.03. Insurance. During the term of this Agreement, the Borrower agrees to maintain insurance to the extent and against such hazards and liabilities as is customarily maintained by companies similarly situated.

     4.04. Payment of Legal Fees and Expenses. The Borrower shall pay to the Lender, upon demand, together with interest at the Default Rate set forth in the Note from the date when incurred or advanced by the Lender until repaid by the Borrower all reasonable costs, expenses or other sums incurred or advanced by the Lender after an Event of Default and during the continuance thereof (including legal fees and disbursements), to enforce the Lender's rights against the Borrower, or in the prosecution or defense of any action or proceeding related to this Agreement, including without limitation, reasonable legal fees, expenses and disbursements.

     4.05. Merger; Corporate Structure. The Borrower will not enter into any merger or consolidation or change its corporate structure or the nature or character of its stock.

     4.06. Compliance with Laws. The Borrower will comply with all laws and regulations applicable to it in the operation of its business if the failure to so comply could have a material adverse effect on the Borrower's financial condition, its ability to do business, or its operations.

     4.07. Liens. The Borrower shall not incur, create or otherwise permit to exist any Liens on the Collateral other than the Lien created hereby.

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                                    ARTICLE V
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                              DEFAULTS AND REMEDIES

     5.01. Event of Default. Any one or more of the following events shall constitute an event of default hereunder (an "Event of Default"):

          (a) The Borrower's failure to pay any payment of principal, interest or other charges due and owing to the Lender under the Note or this Agreement when due;

          (b) If the Borrower fails to observe or perform any covenant, condition or agreement on the part of the Borrower to be observed or performed pursuant to the terms hereof or any other Loan Document (other than a payment default under the Note or this Agreement which shall be governed by (a) above), and such default shall continue uncured for fifteen (15) days after written notice of default from the Lender;

          (c) If any representation or warranty made herein or in any other Loan Document or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement shall be false or misleading in any material respect on the date on which it was made;

          (d) If the Borrower admits in writing its inability to pay its debts as they mature, or make an assignment for the benefit of its creditors; or if the Borrower shall apply for or consent to the appointment of any receiver, trustee, or similar officer or the equivalent under any law for the Borrower or for all or any substantial part of its property; or such receiver, trustee or similar officer or the equivalent under any law shall be appointed without the application or consent of the Borrower and shall continue undischarged for a period of sixty (60) days; or if the Borrower shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or if any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower and an order for relief or similar remedy shall be entered in such proceeding or such proceeding shall remain undismissed for a period of sixty (60) days; or if any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against any substantial portion of the properties of the Borrower and such judgment, writ, or similar process shall not be released, vacated, stayed or fully bonded within ninety (90) days after its issue or levy;

          (e) If any default as defined in any loan or similar agreement to which the Borrower is now or hereafter a party, or any other event thereunder upon the occurrence of which any holder or holders of indebtedness outstanding thereunder may declare the same due and payable, shall occur and shall continue beyond any grace period, provided therein.

     5.02. Remedies. Upon the occurrence and during the continuance of an Event of Default, the Lender may take one or more of the following remedial steps:

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          (a) At the option of the Lender upon notice to the Borrower if any
Event of Default other than those described in Section 5.01(d) shall occur and be continuing, and automatically if any Event of Default described in Section 5.01(d) shall occur, the entire principal amount of the Note shall become immediately due and payable, without presentment, demand for payment, protest, notice of nonpayment or protest, notice of dishonor or any other notice or demand whatsoever all of which are hereby expressly waived. Upon such acceleration, the Borrower may only cure an Event of Default by paying to the Lender the entire unpaid principal balance of the Notes, with interest accrued thereon, and all other sums due and payable under the Note, this Agreement or the Loan Documents;

          (b) Take any action at law or in equity to collect from the Borrower the payments then due and thereafter to become due under the Note or to enforce performance and observance of any obligation, agreement or covenant of the Borrower under the Loan Documents;

          (c) Endorse the name of the Borrower upon any and all checks, drafts, money orders and other instruments for the payment of monies which are payable to the Borrower and constitute Proceeds of the Collateral;

          (d) The Lender may give written notice to the Borrower, whereupon the Borrower shall, at its expense, promptly deliver any and all Collateral to such place as the Lender may designate, or the Lender shall have the right to enter upon the premises where the Collateral is located and take immediate possession of and remove the Collateral without liability to the Lender, except as a result of the gross negligence or willful misconduct of the Lender. In the event the Lender obtains possession of the Collateral, the Lender may sell, assign or otherwise dispose of the Collateral, but the Lender shall give the Borrower reasonable notice of the time after which any private sale or other intended disposition thereof is to be made; the requirement of reasonable notice shall be met if notice of the sale or other intended disposition is mailed (by certified mail, postage prepaid) to the Borrower at its address specified herein at least ten (10) days prior to the time of sale or disposition; at such sale the Lender may sell the Collateral for cash or upon credit or otherwise, at such prices and upon such terms as it deems advisable and the Lender may bid or become purchaser at such sale, free of the right of redemption, which is hereby waived. The Lender may adjourn such sales at the time and place fixed therefor without further notice or advertisement, and may sell such Collateral as an entirety or in such parts as it deems advisable, but the Lender shall not be obligated to sell all or any part of such Collateral at the time and placed fixed for such sale if it determines not to do so. The Lender may apply the Proceeds of any such sale first to the Lender's reasonable expenses in preparing the Collateral for sale (including reasonable attorneys' fees) and second to the complete satisfaction of the Borrower's obligation hereunder and under the other Loan Documents;

          (e) The Lender shall have the right immediately, and without notice or other action, to set-off any money owed by the Lender in any capacity to the Borrower against the liability of the Borrower to the Lender, and the Lender shall be deemed to have exercised such right to set-off and to have made a charge against any such money immediately upon the occurrence of such Event of Default, even though the actual book entries may be made at some time subsequent thereto; and

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          (f) Exercise any and all of the remedies of a secured party under the
UCC and otherwise available to it as a matter of law or equity or under any of the other Loan Documents.

     5.03. No Remedy Exclusive. No remedy herein conferred or reserved to the Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Loan Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Lender to exercise any remedy reserved to it in this Article, it shall not be necessary to give notice, other than such notice as may be required in this Article.

     5.04. No Additional Waiver Implied by One Waiver. In the event any agreement contained in any Loan Document should be breached by any party and thereafter such breach should be waived by any party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

     5.05. Waiver of Automatic Stay. In consideration of the Lender's agreement to enter into the Loan and other accommodations being made to Borrower, the Borrower agrees that, in the event the Borrower shall (i) file with any bankruptcy court of competent jurisdiction or be the subject of a petition under Title 11 of the U.S. Code, as amended (the "Bankruptcy Code"), (ii) be the subject of any order for relief under the Bankruptcy Code, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator, or (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, Lender shall thereupon be entitled, and the Borrower irrevocably consents, to the extent not otherwise prohibited by law, to immediate and unconditional relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, in addition to the exercise of rights and remedies otherwise available to Lender, or any other documents or instruments executed and delivered in connection with the Loans and as otherwise provided by law, and the Borrower irrevocably waives any right to object to such relief and will not contest any motion by Lender seeking relief from the automatic stay.

                                   ARTICLE VI
                                   ----------
                                  MISCELLANEOUS

     6.01. Notice. Any notice to the parties to this Agreement shall be conclusively deemed to have been received by, and to be effective on the date on which delivered to it, at the address set forth on page one (1) of this Agreement, or if sent by certified mail, on the third Business Day after

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the day on which mailed, addressed to the party at said address set forth on page one (1) of this Agreement, as evidenced by a signed receipt.

     6.02. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party except that the Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein.

     6.03. Survival. All covenants, agreements, representations and warranties made by the Borrower herein or in any of the Loan Documents or any certificate or instrument contemplated hereby shall survive any independent examination made by the Lender and the execution and delivery of this Agreement and the Note, and said certificates or instruments and shall continue so long as any obligations are outstanding and unsatisfied, applicable statute of limitations to the contrary notwithstanding.

     6.04. New Jersey Law Governs. This Agreement and the other Loan Documents shall be construed in accordance with and governed by the laws of the State of New Jersey.

     6.05. Waivers in Writing. The waiver of any provisions of this Agreement or any other Loan Documents, or consent to any departure by the Borrower therefrom, shall in no event be effective unless the same shall be in writing and signed by the Lender by an authorized person. Any such waiver shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle it to any other further notice or demand in the same circumstances.

     6.06. Failure to Exercise Rights. Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege hereunder or under any Loan Document shall operate as a waiver hereof or thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.

     6.07. Captions. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     6.08. Severability. In the event any provision of this Agreement or any Loan Document shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof or thereof.

     6.09. Judicial Proceedings. Any judicial proceeding brought against the Borrower with respect to this Agreement or the Note shall be brought in any court of competent jurisdiction in the State of New Jersey, and, by execution and delivery of this Agreement, the Borrower accepts, generally and unconditionally, the jurisdiction of such courts and any related appellate court.

     6.10. Advice of Counsel. The Borrower hereby confirms actual and full knowledge and acceptance of the terms and provisions of the Loan Documents and this Agreement, as to all of which the Borrower further acknowledges that the Borrower has received the advice of counsel.

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     6.11. Release of Lien in Collateral. Upon the payment in full of the Note, the Lien of the Lender in the Collateral shall be released and discharged by the Lender. The Lender shall execute such release documents to evidence such release and discharge as the Borrower may reasonably request.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers on the date first hereinabove written.


                                       PERFORMANCE HEALTH TECHNOLOGIES, INC.


                                       By: _________________________________
                                           Robert D. Prunetti
                                           President and Chief Executive Officer


                                       By: _________________________________



















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